0 Validus Agreed Acquisition of ADM Crop Risk Services January 30, 2017

Overview of Key Transaction Terms Purchase Price • Validus to acquire Crop Risk Services (“CRS”) from Archer Daniels Midland Company (“ADM”) for $127.5 million gross consideration. Net consideration to be paid to ADM is estimated to be $117.5 million, reflecting 2016 earnings to be retained in CRS. Total consideration is subject to other working capital and balance sheet adjustments Marketing Services Agreement (“MSA”) • Validus and ADM to enter into a 7-year MSA between ADM’s grain division and CRS with the option for Validus to extend for 3 more years Financing • Validus intends to use cash on hand to fund the transaction Other Transaction Details • Management team of CRS to continue operating the business as a standalone general agent subsidiary of Western World • Validus to acquire only the general agent; all risk-bearing entities to remain at ADM • Stratford Insurance Company, a Western World subsidiary, to be the Standard Reinsurance Agreement (“SRA”) holder and Approved Insurance Provider (“AIP”), subject to necessary approvals • Validus anticipates the closing to take place during the second quarter of 2017 and is subject to obtaining required regulatory approvals and the satisfaction of other customary closing conditions 1

ADM Crop Risk Services (CRS) Profile

Company Overview

- First established in 1982 as ASI Agriserve Inc.
- In 2010, ADM acquired 100% of the shares of ASI and the company became ADM Crop Risk Services
- Primary crop insurance general agent headquartered in Decatur, IL with over 400 employees
- 86% of gross premiums written ("GPW") is multi-peril crop insurance ("MPCI") and 14% private crop insurance products
- Total Reinsurance Year ("RY") 2016 GPW of $548.9 million

Geography Mix RY 2016



IL 13%
TX 12%
MN 7%
WI 7%
ND 6%
IN 6%
SD 5%
OH 5%
OK 5%
AR 4%
KS 4%
NE 4%
Other 20%

Crop Mix RY 2016



Corn 48%
Soybean 23%
Wheat 10%
Cotton 7%
Other 12%

Key Highlights

- ✓ #9 ranked U.S. crop writer with 4.5% market share
- ✓ Scaled business with 1,170 agents across 36 states
- ✓ Successful joint marketing partnership with ADM grain division
- ✓ Strong proposition for farmers and knowledge of their needs
- ✓ Strong management team with significant experience and relationships in the crop industry
- ✓ Operational excellence in claims, marketing and origination
- ✓ Leading technology, data and analytics integration to improve service and efficiency

1) MPCI mix figures represents RY2016, source ADM CRS Management.
2) CRS #9 US crop writer ranking and market share data represents RY2015, source National Crop Insurance Services.

VALIDUS GROUP 2

Transaction Rationale Crop insurance exhibits attractive industry fundamentals 1 2 3 4 6 5 Primary crop insurance complements Validus’ existing re/insurance portfolio Expands Validus presence in U.S. primary specialty lines Unique opportunity to enter into long-term partnership with ADM The addition of a primary crop insurance business has compelling strategic benefits Significant opportunity for growth and margin improvement 3

Primary Crop Insurance Complements Validus’ Existing Business • Bermuda based investment adviser • Focused on managing capital for third parties and Validus in ILS and other property catastrophe and specialty reinsurance investments • Bermuda based reinsurer • Focused on treaty reinsurance, including property cat • Specializing in Property CAT XOL, Marine, and Specialty, including Agriculture • Lloyd’s of London Syndicate • Focused on short- tail specialty lines in the Lloyd’s of London market • Market leader in War and Terror and Energy and Marine classes • U.S. based specialty P&C underwriter • Focused on U.S. E&S • Pioneer in the binding authority business • Admitted licenses • Low correlation with other P&C lines • Not impacted by P&C pricing cycle • Diversifying risk class providing additional source of earnings with lower volatility • Capital light business • Short-tail liability with limited reserving risk • Leading technology capabilities Validus Research – “Validus View of Risk” Consistent with our strategy of building our specialty insurance presence in the U.S.Re in su ra nc e In su ra nc e 1 4

By Product / Class By Insurance / Reinsurance Q3 LTM Standalone GPW: $2,619 million Q3 LTM Pro Forma GPW: $3,168 million By Operating Segment 1) Note: Financial information in pie charts represent Q3 last twelve months (“LTM”) gross premiums written (“GPW’) data. CRS gross premiums written represents RY2016, source ADM CRS Management. 2 Pro Forma Business Mix Current Business Mix 5 Acquisition Enhances Presence in U.S. Specialty Primary Lines Agriculture 9% Specialty 25% Property Cat XOL 23% Marine 15% Other Property 19% Liability 9% Validus Re 40% Talbot 38% Western World 12% AlphaCat 10% Reinsurance 56% Insurance 44% Agriculture 25% Specialty 21% Property Cat XOL 19% Marine 12% Other Property 16% Liability 7% Validus Re 33% Talbot 31% Western World 27% AlphaCat 9% Reinsurance 47% Insurance 53%

3 Overview of the Crop Insurance Sector

Overview

- U.S. crop insurance market consists primarily of two products:
  - Multi-peril crop insurance ("MPCI"): ~90% of the crop insurance industry and is a public/private program facilitated through the Federal Crop Insurance Corporation ("FCIC")
  - Crop / Hail: ~10% of crop insurance industry, private coverage offered by same writers of MPCI
- MPCI program operated by the Risk Management Agency ("RMA") and subsidizes crop insurance premiums through 16 Approved Insurance Providers ("AIPs")

Industry Wide Premium by Crop RY 2016



Other 23%
Corn 38%
Cotton 7%
Wheat 12%
Soybeans 20%

Industry Wide Premium by Coverage RY 2016



Other 9%
Yield Protection 15%
Revenue Protection 76%

Crop Insurance Is an Attractive Sector

✓ **Stable track record of underwriting profitability**
- Since 1998, the MPCI market has only suffered two years of underwriting losses (2002 and 2012)

✓ **High barriers to entry**
- Only 16 AIPs exist today under the MPCI program
- Standard Reinsurance Agreement ("SRA") approval required in order to write crop insurance

✓ **MPCI program**
- Effective risk management tool as it provides significant downside protection
- No price competition

✓ **Further movement for strategic, primary insurance carriers to be owners**
- Crop insurance M&A activity has been significant in recent years with push towards primary and (re)insurance carriers owning crop AIPs
- Illustrates strategic logic, including risk and diversification benefits, of matching traditional P&C risks with crop insurance

VALIDUS GROUP

1) Source: Industry RY Conning, U.S. Department of Agriculture.

6

4 7 Financial • Ability to granularly shape a portfolio through individual risk underwriting • Increased access to well-priced and low volatility business Risk Management • Enhanced risk management capabilities with access to real-time data • Ability to unlock value by leveraging existing analytical capabilities Distribution • Addition of a reliable, growing book of business that broadens our customer base and decreases individual client concentrations • Access to agent distribution A Primary Crop Insurance Business Brings Strategic Advantages

Validus ResourcesADM Resources • Scale and presence as a leading agriculture processing company • Knowledge of farmers’ needs and relationships • Over 32,300 employees serve customers in more than 160 countries • Global value chain that includes 428 crop procurement locations • Risk appetite and capital resources • Ability to deliver best in class claims and service via CRS • New product development (private products) • Risk management and analytics Significant opportunity to partner with a Fortune 50 company and leader in agriculture and food processing Validus and CRS to complement ADM’s relationship with the farming community to enhance distribution Marketing Services Agreement 8 5 Partnering World Class Capabilities to Deliver Crop Insurance to Farmers

Increased primary market presence Risk diversification benefit Margin improvement Strategic and Financial Benefits Analytical capabilities for fund designation Capital efficiency Actuarial resources for private products Improved efficiency in reinsurance placement Value Creation Opportunities Farm credit driven expansion New geographies / states Agency force growth Achieving benefits from scale Alignment with ADM grain Growth Opportunities 9 6 Levers Available to Validus for Long-term Value Creation

CRS is the 9th Largest AIP and has Achieved Excellent Growth Top 10 AIP MPCI GPW in $US Millions and Market Share in RY 2015 1) Approved Insurance Provider (“AIP”). 2) Source: National Crop Insurance Services. 2015 Market Share 19.8% 17.7% 12.4% 9.0% 8.1% 6.8% 5.9% 5.3% 4.5% 2.5% Δ in Market Share Since 2009 (4.5)% (7.0)% (1.3)% (0.1)% 1.6% (1.0)% 4.7% 0.0% 3.6% 1.7% $ 1,919 $ 1,713 $ 1,199 $ 866 $ 780 $ 658 $ 572 $ 512 $ 443 $ 242 Chubb Zurich QBE AFG Endurance FMH CGB TM / HCC CRS Fairfax 10

1) Compound annual growth rate (“CAGR”). 2) Source: ADM CRS Management, National Crop Insurance Services. Gross Premiums Written in $US Millions (Reinsurance Year) 11 CRS has a Track Record of Strong Organic Growth $ 113 $ 248 $ 274 $ 368 $ 381 $ 443 $ 474 $ 43 $ 48 $ 60 $ 75 $ 120 $ 265 $ 302 $ 411 $ 429 $ 503 $ 549 2010 2011 2012 2013 2014 2015 2016 MPCI Crop/Hail

1) Talbot and Western World direct gross premiums written LTM as of 30-Sept-2016. 2) CRS gross premiums written represents RY2016, source: ADM CRS Management. LTM as of 3Q Pro Forma GPW: $1.7 billion(1) $832 million $307 million $549 million 2007 2014 2017 Global Specialty Insurance Business Year of Acquisition Business LTM GPW as of Sept-30-2016 12 Excellent Addition to Validus’ Growing Primary Specialty Business

Advantages of Operating CRS as Part of Western World  Segment diversification from E&S into admitted specialty lines complements Western World strategy  Oversight and business development capabilities to ensure a successful implementation of CRS business plans  Utilize existing Western World infrastructure including IT systems, economic capital and human resources  Validus’ proprietary research capabilities 13 Western World is an Ideal Partner for CRS

• Unique opportunity to acquire an industry-leading crop insurance business • Crop insurance is an attractive industry with favorable dynamics • Enhances position in U.S. specialty market • Long-term partnership with ADM, a Fortune 50 company with strong ties to the agriculture community • Participation in primary crop market brings compelling strategic benefits • Opportunities to leverage Validus’ analytical capabilities, capital efficiency and offshore jurisdiction to maximize the value of CRS • Proven ability to acquire and integrate high-performing businesses 14 Summary

Street Address: 29 Richmond Road Pembroke, Bermuda Mailing Address: Suite 1790 48 Par-la-Ville Road Hamilton, Bermuda HM 11 Telephone: +1-441-278-9000 Email: investor.relations@validusholdings.com For more information on our company, products and management team please visit our website at: www.validusholdings.com